Exhibit 10.61

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this 28th day of December, 2006, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually, a “Grantor”) and D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., as Agent, in its capacity as administrative agent for the Lender Group (together with its successors and assigns, in such capacity, the “Agent”).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement dated of November 5, 2004 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Credit Agreement”) among Imaging Holdings Corp., a Delaware corporation (f/k/a Monotype Imaging Holdings Corp.) (“Parent”), Monotype Imaging Inc., a Delaware corporation (f/k/a Monotype Imaging, Inc.) (“Administrative Borrower”), International Typeface Corporation, a New York corporation (“Typeface” and together with Administrative Borrower, the “Borrowers”), the lenders party thereto (the “Lenders”) and Agent, the Lender Group agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group, that certain Security Agreement dated as of November 5, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group, this Patent Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a) all of its Patents and rights in and to Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all reissues, continuations, continuations-in-part, substitutes, extensions or renewals of, and improvements on, the foregoing; and

(c) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement of any Patent.

3. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4. AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any patentable inventions or applications therefor which become part of the Patent Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

5. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	LINOTYPE CORP., a Delaware corporation, as a Grantor

	By:	/s/ Douglas J. Shaw

	Name:	Douglas J. Shaw

Title:

SIGNATURE PAGE OF PATENT SECURITY AGREEMENT

AGENT:	D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership, as Agent

	By:	D. B. Zwirn Partners, LLC, its general partner

		By:	Zwirn Holdings, LLC, its managing member

	By:	/s/ Lawrence Cutler

	Name:	Lawrence Cutler

	Title:	Managing Member

SIGNATURE PAGE OF PATENT SECURITY AGREEMENT